FIRST AMENDMENT TO

EXECUTIVE MANAGEMENT EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EXECUTIVE MANAGEMENT EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of September 12, 2012 by and between Ecotality, Inc., a Nevada corporation (the “Company”), and H. Ravi Brar (“Brar”). Capitalized terms not defined in this Amendment shall have the meanings ascribed to such terms in the Employment Agreement (as defined below).

Recitals

WHEREAS, the Company and Brar entered into that certain Executive Management Employment Agreement, dated as of November 19, 2010 (the “Employment Agreement”);

WHEREAS, the Company and Brar now desire to modify the job description contained in the Employment Agreement so that it reflects Brar’s promotion to President and Chief Executive Officer of the Company; and

WHEREAS, the Company and Brar are entering into this Amendment to document their agreement regarding such modification.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and intending to be legally bound hereby, the undersigned parties hereby agree as follows:

A.          Incorporation of Preliminary Statements. The Recitals set forth above by this reference hereto are hereby incorporated into this Amendment.

B.	Amendment of Employment Agreement. Section 2 of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

“2.	POSITION. The company shall employ Employee in the position of President/Chief Executive Officer (“Position”). Employee will render business and professional services in performance of Employee’s duties, consistent with Employee’s position within the company, as shall reasonably be assigned to Employee at any time and from time to time by the Company or its Board of Directors.”

C.	No Further Amendments. Except as set forth above, the Employment Agreement shall remain in full force and effect in accordance with its terms.

D.	Counterparts. This Amendment may be executed in counterparts and delivered by facsimile and all so executed and delivered shall constitute a single original.

[signature page follows]

IN WITNESS WHEREOF, the Company and Brar have duly executed this Amendment as of the date first written above.

ECOTALITY, INC., a Nevada corporation

By:	/s/ Susie Herrmann
Name: Susie Herrmann
Title: Chief Financial Officer

/s/ H. Ravi Brar
H. Ravi Brar